UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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DWS MARKET TRUST

(Name of Registrant as Specified in Its Charter)

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Deutsche Diversified Market Neutral Fund
(formerly, DWS Diversified Market Neutral Fund)

August 15, 2014

Dear Shareholder,

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  Effective June 1, 2014, GAM International Management Limited (“GAM”) was appointed to serve as a sub-adviser to your Fund pursuant to a sub-advisory agreement between (1) Deutsche Investment Management Americas Inc. (“DIMA”) and GAM (the “GAM Sub-Advisory Agreement”).  While shareholder approval of the GAM Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about GAM and the GAM Sub-Advisory Agreement and about the reasons for the Board’s approval of the GAM Sub-Advisory Agreement.

Under the GAM Sub-Advisory Agreement, DIMA has delegated to GAM the responsibility to make investment decisions and buy and sell securities with respect to a portion of the investment portfolio of Deutsche Diversified Market Neutral Fund (the “Fund”).  The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the GAM Sub-Advisory Agreement, please feel free to call us at 800-728-3337.  Thank you for your continued support of Deutsche Asset & Wealth Management.

Deutsche Diversified Market Neutral Fund (formerly, DWS Diversified Market Neutral Fund)
a series of Deutsche Market Trust (formerly, DWS Market Trust)

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of Deutsche Diversified Market Neutral Fund, a series of Deutsche Market Trust (the “Fund”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Fund and Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”).  The Exemptive Order permits the Adviser, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-adviser within ninety (90) days after the hiring of the new sub-adviser.

Effective June 1, 2014, GAM International Management Limited (“GAM” or the “Sub-Adviser”) was appointed to serve as a sub-adviser to your Fund pursuant to a sub-advisory agreement between DIMA and GAM (the “GAM Sub-Advisory Agreement”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about GAM.  A Notice of Internet Availability of the Information Statement is being mailed on or about August 18, 2014 to Fund shareholders of record as of August 5, 2014.  The number of shares issued and outstanding for each class of the Fund as of August 5, 2014 is set forth in Exhibit G to this Information Statement.   On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held.  However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above.  In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of Deutsche Market Trust, a Massachusetts business trust (the “Trust”), although all actions actually are taken by the Trust on behalf of the Fund.  The term “Board,” as used herein, refers to the board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust.  The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.deutschefunds.com/EN/resources/for-investors.jsp and will remain available until at least November 30, 2014.

BACKGROUND

General.  Based on the recommendation of DIMA, at a meeting held on May 14, 2014, your Fund’s Board, including the Independent Board Members, approved the appointment of GAM as a sub-adviser to the Fund and the terms of the GAM Sub-Advisory Agreement, to become effective on or about June 1, 2014.  The Sub-Adviser was appointed to manage a portion of the Fund’s investment portfolio using a market neutral European equity strategy.

The form of the GAM Sub-Advisory Agreement is attached hereto as Exhibit A.  A description of the GAM Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the GAM Sub-Advisory Agreement, DIMA has delegated to GAM the responsibility to make investment decisions and buy and sell securities with respect to a portion of the Fund’s assets.  GAM assumed day-to-day management of a portion of the Fund’s assets on June 16, 2014.  Henderson Alternative Investment Advisor Limited also sub-advises a portion of the Fund’s assets and DIMA manages a portion of the Fund’s assets directly. Information about the portfolio managers responsible for the portfolio management of the Fund is provided in Exhibit B.

Implementation of the GAM Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA.  Under the GAM Sub-Advisory Agreement, DIMA is responsible for paying GAM a sub-advisory fee out of the management fee received by DIMA.  Further information about the advisory and sub-advisory fee rates payable, and aggregate amounts paid, is set forth in Exhibit D.

The GAM Sub-Advisory Agreement for the Fund, as approved by the Board, will continue in effect until September 30, 2015, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of the Fund’s investment sub-advisory arrangement is provided below. (See “Board Consideration of the GAM Sub-Advisory Agreement,” below.)

Description of the GAM Sub-Advisory Agreement. Effective June 1, 2014, GAM serves as a sub-adviser to the Fund under the GAM Sub-Advisory Agreement. Under the GAM Sub-Advisory Agreement, GAM manages the portion of securities and other assets of the Fund identified by the Advisor, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information.  DIMA is responsible for supervising and overseeing the performance of the Sub-Adviser’s duties under the GAM Sub-Advisory Agreement.

The sub-advisory fees payable under the GAM Sub-Advisory Agreement are paid by DIMA, not the Fund. Under the GAM Sub-Advisory Agreement, GAM is paid by DIMA at a negotiated rate.

The GAM Sub-Advisory Agreement provides that GAM shall not be liable for any loss sustained by the Fund due to any error of judgment or a mistake of law by GAM.  However, GAM would still be subject to liability for (a) causing the Fund to be in violation of any applicable federal or state law, rule or regulation, or an investment policy or restriction set forth in the Fund’s prospectus, or any written guidelines, policies or instructions provided in writing by the Trust’s Board or DIMA or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the GAM Sub-Advisory Agreement.

The GAM Sub-Advisory Agreement may be terminated without penalty (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and GAM, (b) by DIMA on sixty (60) days’ written notice to GAM, or (c) by GAM upon ninety (90) days’ written notice to DIMA.  The GAM Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the

Trust and DIMA on behalf of the Fund (the “Investment Management Agreement”). In addition, DIMA may terminate the GAM Sub-Advisory Agreement upon immediate notice if GAM becomes statutorily disqualified from performing its duties under the GAM Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

Board Consideration of the GAM Sub-Advisory Agreement.  The Board, including the Independent Board Members, approved the GAM Sub-Advisory Agreement at an in-person meeting held in May 2014.

In terms of the process that the Board followed prior to approving the GAM Sub-Advisory Agreement, shareholders should know that:

•	In May 2014, all of the Fund’s Board Members were independent of DIMA and its affiliates.

•
The Board considered that DIMA and the Fund have received the Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisers to manage all or a portion of the Fund’s assets without obtaining shareholder approval.

•	The Board Members met privately with their independent counsel to discuss the GAM Sub-Advisory Agreement.

In connection with its review of the GAM Sub-Advisory Agreement, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.  The Board considered the terms of the GAM Sub-Advisory Agreement, including the scope of sub-advisory services to be provided under the GAM Sub-Advisory Agreement.  The Board reviewed information regarding the experience and skill of the Sub-Adviser’s investment personnel, the resources made available to such personnel and the organizational depth and stability of the Sub-Adviser.  The Board also reviewed information regarding the Sub-Adviser’s investment process and performance managing the investment strategy to be implemented on behalf of the Fund.  The Board also considered that DIMA would provide ongoing oversight of the Sub-Adviser’s services to the Fund, including monitoring the Sub-Adviser’s investment activities and performance.  Finally, the Board considered DIMA’s recommendation that the Sub-Adviser be engaged as a sub-adviser to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Adviser are expected to be satisfactory.

Fees and Expenses.  The Board considered the proposed fee schedule for the Sub-Adviser.  The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses.  The Board also considered the sub-advisory fee rate proposed to be charged by the Sub-Adviser with respect to the Fund as compared to the sub-advisory fee rates charged by the other sub-advisers to the Fund and as compared to fees charged by the Sub-Adviser for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Adviser.

Profitability.  The Board did not consider the estimated profitability of the Sub-Adviser with respect to the Fund.  The Board noted that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract.  As noted above, the Board considered that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Adviser and its Affiliates.  The Board considered the possibility that the Sub-Adviser and its affiliates could derive indirect benefits as a result of the sub-advisory relationship.  The Board considered potential benefits to the Sub-Adviser related to brokerage and incidental public relations benefits to the Sub-Adviser related to Fund advertising.  The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance.  The Board considered the Sub-Adviser’s compliance program and resources.  The Board also considered that DIMA would oversee the Sub-Adviser’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the GAM Sub-Advisory Agreement and concluded that the GAM Sub-Advisory Agreement was in the best interests of the Fund.  In making this determination the Board did not give particular weight to any single factor identified above.  It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the GAM Sub-Advisory Agreement.

Information about GAM International Management Limited.  GAM, located at 12 St. James’s Street, London, United Kingdom, SW1A 1NX, provides a full range of investment advisory services through managed account and investment fund structures.  GAM is authorized and regulated by the FSA in the United Kingdom and is registered as an investment advisor with the SEC.  As of December 31, 2013, GAM managed more than $128 billion in assets.  GAM is a wholly owned subsidiary of GAM Group AG, which in turn is a wholly owned subsidiary of GAM Holdings AG, an independent asset management firm headquartered in Zurich, Switzerland.

GAM does not currently provide sub-advisory services to other registered investment companies with similar investment strategies as the Fund.

The principal occupations of each director and principal executive officer of GAM are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at GAM is 12 St. James’s Street, London, United Kingdom SW1A 1NX.  No Board Members or officers of the Fund are employees, officers, directors or shareholders of GAM.

Name	Position with GAM	Principal Occupation
Andrew N. Hanges	Chief Executive Officer	Head of Operations, GAM and Region UK Head
Richard B. Cull	Chief Compliance Officer	General Counsel (UK)
Gordon D. Grender	Director	Associated Manager – North America
David I. Smith	Director	Chief Investment Officer – GAM Alternative Investment Solutions
Craig B. Wallis	Director	Global Head of Distribution and Marketing
Clementa Monedero	Director	Finance Director UK

Darren E. Nicholls	Director	Head of Risk - UK
Timothy C.A. Haywood	Director	Investment Director (Fixed Income)

Investment Adviser.  Pursuant to the Investment Management Agreement, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment adviser for the Fund.  The Investment Management Agreement between DIMA and the Trust, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 6, 2013.  The Fund was reorganized as a series of the Trust on December 1, 2011, and the Investment Management Agreement between DIMA and the Trust on behalf of the Fund was approved by the sole shareholder on December 1, 2011.

Under the supervision of the Board, DIMA makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-adviser, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. The address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director and Chief Executive Officer	Managing Director, Deutsche Asset & Wealth Management, Global Head of Institutional Cash Sales and Client Management and Chief Executive Officer of DIMA
Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management and Chief Operating Officer of Global Client Group Americas for Deutsche Asset & Wealth Management
Christine Rosner	Director	Managing Director and Global Head of Resource Management for Deutsche Asset & Wealth Management
Bennett MacDougall	Chief Legal Officer and Secretary	Director, Deutsche Asset & Wealth Management
Nancy Tanzil	Chief Financial Officer	Director, Deutsche Asset & Wealth Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management and Chief Compliance Officer for Deutsche Funds
Bernard Adbo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management, Head of Alternatives & Fund Solutions, Americas

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall

Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.  Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of GAM.  No officer or Board Member of the Fund has any material direct or indirect interest in GAM.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amount paid by the Fund under the Investment Management Agreement is set forth in Exhibit D.  Exhibit D was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities.  These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amount paid by the Fund under its Administrative Services Agreement is set forth in Exhibit F.  Exhibit F was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit H to this Information Statement sets forth information as of August 5, 2014 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information.  For further information concerning the GAM Sub-Advisory Agreement, please contact the Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the Fund’s fiscal year (the “Report”), previously has been furnished to the Fund’s shareholders.  An additional copy of the Report or of the most recent Semi-Annual Report, if applicable, will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337.  Reports are also available on the Deutsche Funds website at deutschefunds.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.  If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial adviser or call 1-800-728-3337.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of June, 2014, between Deutsche Investment Management Americas Inc. (the “Adviser” or “DIMA”) and GAM International Management Limited (the “Sub-Adviser”).

WHEREAS, DWS Market Trust, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated May 1, 2008, (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to DWS Diversified Market Neutral Fund (the “Fund”), which is a series of the Trust, and provides certain management services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Trust’s Board of Trustees (“Board of Trustees”), including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Duties of the Sub-Adviser.  Subject to supervision and oversight by the Adviser and the Board of Trustees, the Sub-Adviser shall manage that portion of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s constituent documents and the Prospectus as it relates to the Fund and with the instructions and directions of the Adviser and of the Board of Trustees and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.  With respect to any such instructions and directions, the Sub-Adviser may request that such instructions and directions be made in writing.

(b)
The Sub-Adviser shall determine the Assets to be purchased, retained or sold by the Fund and what portion of the Assets will be invested or held uninvested in cash.  The Sub-Adviser will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with federal securities laws.  To the extent that the Sub-Adviser is permitted pursuant to the Prospectus to engage in transactions that are required to be executed under a trading agreement (e.g., derivative transactions or repurchase agreements), the Sub-Adviser shall only enter into such transactions with a dealer or counterparty that has entered into an agreement with the Fund.

In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund best execution.  In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any written instructions and directions of the Adviser or the Board of Trustees, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934).  Provided the Sub-Adviser is acting in accordance with any such instructions and approval of the Adviser or the Board of Trustees, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund.

In no instance, however, will the Assets knowingly be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or any other sub-adviser of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Adviser and the Board of Trustees.  The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise a portion of the Fund, other series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control with the Trust (each a “Sub-Advised Fund”).  The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.  In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time of which the Sub-Adviser is advised in writing, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or broker-dealers through or with which portfolio transactions on behalf of the Fund may not be effected.  The Sub-Adviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker-dealer on behalf of the Fund, unless and until the written approval of the Adviser or the Board of Trustees, as the case may be, is so obtained.

(c)
The Sub-Adviser shall maintain and keep all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund or the Trust.  The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall maintain and keep the books and records relating to the Assets required to be maintained and kept by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser agrees to permit the Adviser, the Trust’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due notice.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and (while it may retain copies thereof) shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).  The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)
The Sub-Adviser will also make its officers and employees available to meet (whether in person or by telephone or video conference) with the officers of the Adviser and the Trust’s officers and Trustees on reasonable due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.  In addition, the Sub-Adviser shall, on the Sub-Adviser’s own initiative, and as reasonably requested by the Adviser, for itself and on behalf of the Trust, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.  From time to time as the Board of Trustees or the Adviser may reasonably request, the Sub-Adviser will furnish to the Adviser and the Trust’s officers and to each of its Trustees, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Adviser may reasonably request.  Such reports to be provided at the Sub-Adviser’s expense only to the extent such reports can be reasonably generated by the Sub-Adviser internally.  In addition, the Sub-Adviser shall provide advice and reasonable assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Prospectus and valuation procedures of which the Sub-Adviser is advised in writing.  The Sub-Adviser will make its officers and employees available to meet (whether in person or by telephone or video conference) with the officers of the Adviser and the Trust’s officers and Trustees and provide such information as the Board of Trustees and the Adviser reasonably believe appropriate for purposes of the Board of Trustees’ consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.

(e)
The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.  The Sub-Adviser shall also provide the Adviser with such information upon the written request of the Adviser.  The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser.  The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance in writing of any reports and documents which are necessary to comply with the legal requirements of the Fund.  The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Trust may reasonably request in writing in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same.  The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)
In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)
The Sub-Adviser shall be responsible for corporate action elections; provided, however, that the Sub-Adviser shall not be responsible for voting proxies received with respect to securities held by the Fund, unless the Adviser, subject to concurrence and delegation by the Board of Trustees, notifies the Sub-Adviser in writing that the Sub-Adviser shall have such responsibility.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s constituent documents, the

Prospectus, the instructions and directions of the Board of Trustees, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.           Delivery of Documents.

(a)	The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(i)	The Trust’s Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Declaration of Trust”);

(ii)	By-Laws of the Trust; and

(iii)	Prospectus of the Fund.

The Adviser agrees to promptly provide the Sub-Adviser with copies of any changes, amendments, modifications or supplements to the above documents or any other document relating to the Sub-Adviser’s services hereunder.

(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents, as applicable:

(i)	The Sub-Adviser’s most recent audited financial statements;

(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(ii)	A list of entities that are affiliated persons, or affiliated persons of affiliated persons of the Sub-Advisor;

(iv)	The Sub-Adviser’s Form ADV Part 2A (at least 48 hours prior to the Agreement becoming effective); and

(v)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

The Sub-Adviser agrees to provide the Adviser with copies of any changes, amendments, modifications or supplements to the above documents.

4.           Certain Representations and Warranties of the Sub-Adviser.

(a)
The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement.  The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objectives, policies and restrictions contained therein.

(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The

Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d)
The Sub-Adviser represents that, to the best of its knowledge, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Adviser; (ii) any other sub-adviser to the Fund or the Trust or any affiliated person of that sub-adviser; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment adviser to the Fund); and (2) to the best knowledge of the Sub-Adviser, neither the Adviser nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Adviser other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity).  The Sub-Adviser agrees to promptly notify the Adviser if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).  The Adviser agrees to provide the Sub-Adviser a list (and update such list as reasonably necessary to keep it current) of the (i) promoters, underwriters, officers, board members, members of an advisory board, and employees of the Fund and the Trust, (ii) other sub-advisers to the Fund and their affiliated persons and (iii)  the directors and officers of the Adviser.

(e)
The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act.  The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Fund’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Trustees.

5.           Certain Representations and Warranties of the Adviser.

(a)
The Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, is a duly registered investment adviser in any and all states of the United States in which the Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement and the Advisory Agreement.  The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)
The Adviser represents that it has the authority under the Advisory Agreement and applicable law to appoint the Sub-Adviser, and that the Sub-Adviser has been duly appointed by the Board of Trustees to provide the services to the Fund as contemplated hereby.

6.           Compliance.

(a)
The Sub-Adviser agrees that (to the extent not prohibited by applicable law, regulation or regulatory authority) it shall promptly notify the Adviser and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that materially adversely affects its ability to perform services under this Agreement or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)
The Adviser agrees that it (to the extent not prohibited by applicable law or regulation) shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)
The Sub-Adviser shall promptly forward, upon receipt, to the Adviser any correspondence from the SEC or other regulatory authority that relates to the Fund or the Adviser generally, including SEC inspection reports.

(d)
The Trust and the Adviser shall be given reasonable access to any and all records or other documents of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients.  The Sub-Adviser agrees to promptly cooperate with the Trust and the Adviser and their representatives in connection with requests for such records or other documents.  In connection with such cooperation as it relates to records relating to trading by employees, the Sub-Adviser shall disclose (i) any and all violations of the Sub-Adviser’s code of ethics by associated persons of the Sub-Adviser, (ii) the function of such person(s), and (iii) such person(s) involvement (if any) in the provision of services by the Sub-Adviser to the Fund pursuant to this Agreement.  The parties acknowledge that the Sub-Adviser has obligations of confidentiality with respect to its clients and employees and nothing in this Agreement shall require the Sub-Adviser to act in violation or contravention thereof.

7.           Compensation to the Sub-Adviser.

(a)
For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate specified in Appendix A which is attached hereto and made part of this Agreement.  The fee will be computed daily based on the average daily net assets of the Fund managed by the Sub-Adviser pursuant to this Agreement and will be paid to the Sub-Adviser monthly.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

(b)
For purposes of this Section 7 and Appendix A, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares.

8.
Expenses.  The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors’ fees or other expenses of the Fund to be borne by the Fund or the Trust) in connection with the performance of its services under this Agreement.  The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and the Fund’s pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations.  All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the Trust.

9.
Standard of Care and Liability of Sub-Adviser.  The Sub-Adviser will not be liable for any loss sustained by reason of a mistake of law or error of judgment by the Sub-Adviser or the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of:  (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the   Prospectus or any written guidelines, policies or instruction provided in writing by the Board of Trustees or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement (such conduct set out in clauses (a) and (b) under this Section 9, “Disqualifying Conduct”).

10.           Disclosure Regarding the Sub-Adviser.

(a)
The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Prospectus and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such documents contain, as of the date hereof, no untrue statement of any material fact and do not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)
The Sub-Adviser agrees to notify the Adviser and the Trust promptly of: (i) any statement about the Sub-Adviser contained in the Prospectus that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Adviser in such documents which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) material change in its ownership, change in control as defined in Section 15(a) of the 1940 Act, or change in key employees, including portfolio managers, responsible for the management of the Assets.

11.
Insurance.  The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a fidelity bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Fund.

12.           Duration and Termination.

(a)
This Agreement shall become effective with respect to the Fund on the first business day following the date it is approved in the manner required by the 1940 Act, or pursuant to the conditions of an exemptive order received by the Fund and the Adviser, or such other date as shall be established by the Board of Trustees and shall remain in full force until terminated or not annually approved as hereinafter provided.  Notwithstanding the foregoing, this Agreement shall continue in force from year to year only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act, with the first annual renewal to be September 30, 2015.

(b)
This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement.  In addition, the Adviser has the right to terminate this Agreement immediately upon notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)
If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.

(d)
This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser as follows: the Fund may effect termination of this Agreement by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser and the Sub-Adviser, and the Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

(e)	The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.

(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 7 earned prior to such termination.

13.           Confidentiality.

(a)
Each party agrees that it shall hold in strict confidence all data and information obtained from the other party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this confidentiality clause) other than in relation to its affiliates and any other party performing functions for the Fund and such party shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of such party’s counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)
The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund not managed by the Sub-Adviser (“Holdings Information”) from time to time.  The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;

(ii)
Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;

(iii)
Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement.  This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will provide the Adviser with as much prior written notice as practicable under the circumstances so it can seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

(c)	The Adviser has access to certain non-public portfolio holdings information of the Fund with respect to the Assets (“Sub-Adviser Holdings Information”). The Adviser agrees that it:

(i)
Will treat the Sub-Adviser Holdings Information as confidential and will not disclose such information to any party other than to another service provider to the Fund who is obligated to maintain the confidentiality of such information or to comply with the Policy and Procedures Governing Disclosure of Funds’ Portfolio Securities and will not trade for its own account or the account of any other person or try to reverse engineer the investment and trading methodologies of the Sub-Adviser based on the Sub-Adviser Holdings Information.  This clause shall not apply to the extent that: (1) the Sub-Adviser Holdings Information is publicly known, (2) the Sub-Adviser Holdings Information is or becomes legally known to the Adviser other than through disclosure by the Fund, the Sub-Adviser, an affiliated person of the Fund or the Sub-Adviser or by another party bound by an obligation of confidentiality, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Adviser shall provide the Sub-Adviser as much prior written notice as is practicable under the circumstances so they can seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(ii)	Will notify the Sub-Adviser if the Adviser has any knowledge of the Sub-Adviser Holdings Information having been misused, including in violation of this Agreement.

14.
Non-Exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby.

15.           Use of Names.

(a)
The Sub-Adviser acknowledges and agrees that the name DWS (whether used by itself or in combination with other words), and abbreviations or logos associated with that name, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such name, abbreviations and logos; and that the Sub-

Adviser shall use the name DWS, and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to DWS, the Fund or the Trust name, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Fund, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.  The Adviser acknowledges and agrees that the name “GAM” (whether used by itself or in combination with other words), related names, and abbreviations or logos associated with that name, are the valuable property of the Sub-Adviser and its affiliates and shall be used by the Adviser only as required by law, rule or regulation. The Adviser shall submit to Sub-Adviser for its review and prior written approval all materials relating to the Fund that refer to the Sub-Adviser and/or the investment strategy pursued by the Sub-Adviser.

16.	Indemnifications.

(a)
The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this Section 16(a) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser’s or the Trust’s willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties.  The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise.  The Sub-Adviser’s agreements in this Section 16(a) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, directors, officers, employees and agents.  The Sub-Adviser’s agreement in this Section 16(a) shall also extend to any of the Trust’s, Fund’s, and Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(b)
The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Advisory Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Trust’s shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this Section 16(b) in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser’s Disqualifying Conduct.  The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise.  The Adviser’s agreements in this Section 16(b) shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser’s and each such person’s respective affiliates, trustees/directors, officers, employees and agents.  The Adviser’s agreements in this Section 16(b) shall also extend to any of the Sub-Adviser’s successors or the successors of the aforementioned affiliates, trustees/directors, officers, employees or agents.

(c)
Promptly after receipt by a party indemnified under Section 16(a) or 16(b) of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought (a “Proceeding”), such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party.  In case any Proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of any Proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.  Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any Proceeding, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such Proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall  have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party within a reasonable time after notice of the institution of such Proceeding or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof.  Regardless of whether or not the indemnifying party shall have assumed the defense of any Proceeding, the indemnified party shall not settle or compromise the Proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld, and the indemnifying party shall not settle or compromise any Proceeding without the prior written consent of the indemnified party, which shall not be unreasonably withheld.

17.
Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

18.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

19.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser:

Caroline Pearson
Managing Director
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

and with a copy (which shall not constitute notice) to:

John Millette
Director
Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

To the Sub-Adviser at:

Scott Sullivan
General Counsel
GAM International Management Limited
12 St James’ Street, London, SW1A 1NX

with copies to:          Andy Kastner (andy.kastner@swissglobal-am.com)
Oliver Maslowski (oliver.maslowski@swissglobal-am.com)
Desiree Mueller (desiree.mueller@swissglobal-am.com)

20.
Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretations of the SEC issued pursuant to the 1940 Act or by an written guidance or no-action relief issued or granted by the staff of the SEC.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

21.
Entire Agreement; Amendment.  This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof.  It may not be added to or changed orally, and may not be modified or rescinded, or supplemented, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC or the staff of the SEC.

22.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

23.
Anti-Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti money laundering regulation, including but not limited to that of the United States. Pursuant to Section 13 of the Agreement, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

24.
Certain CEA Matters. The Adviser hereby consents to being and acknowledges that the Fund will be treated by the Sub-Adviser as a "qualified eligible person" as defined in the rules promulgated under the United States Commodity Exchange Act (the "CEA") for the purposes of the CEA and the regulations thereunder.  The Sub-Adviser represents to the Adviser and the Fund that it is a "registered commodity trading adviser", as such term is defined in the CEA and the regulations.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. By: _______________ Name: Caroline Pearson Title: Managing Director	GAM INTERNATIONAL MANAGEMENT LIMITED By: _____________________________ Name ___________________________ Title: ___________________________

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. By: ______________ Name: John Millette Title: Director	GAM INTERNATIONAL MANAGEMENT LIMITED By: _____________________________ Name: ___________________________ Title: ___________________________

Appendix A

Fee Schedule

Pursuant to Section 7, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

DWS Diversified Market Neutral Fund	______ % of the average daily assets managed by the Sub-Adviser

EXHIBIT B

Portfolio Managers

Deutsche Diversified Market Neutral Fund

Deutsche Investment Management Americas Inc.

Chris Umscheid, Director, DIMA.  Lead Portfolio Manager of the Fund.  Began managing the Fund in 2013.
•	Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

•
Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc.  Began career as a Financial Analyst at Goldman Sachs.

•	AB in Economics, Dartmouth College.

Owen Fitzpatrick, CFA, Managing Director, DIMA.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2013.
•	Joined Deutsche Asset & Wealth Management in 1995.

•
Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

•
Previous experience includes over 21 years of experience in trust and investment management.  Prior to joining Deutsche Bank in 1995, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector.  Previously he served as a portfolio manager at Manufacturer’s Hanover Trust Company.

•	BA and MBA, Fordham University.

Pankaj Bhatnagar, PhD, Managing Director, DIMA.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2013.
•	Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

•	Portfolio Manager for the Quantitative Group: New York.

•	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM.  Lead Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in July 2008.

•	Lead manager of the Absolute Return European Equity strategy.

•
Previously he worked as a fund manager at Credit Suisse for seven years.  Prior to that, he was an analyst and portfolio manager at Bank Vontobel.  He started his career at UBS in different functions in investment research and asset management.

•	Master in Banking and Finance, University of Zurich; CFA Charterholder; holder of the CAIA diploma.

Oliver Maslowski, Portfolio Manager, GAM.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in January 2006.

•	Portfolio manager for European equities.

•	Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

•	Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

Guido Marveggio, Portfolio Manager, GAM.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in May 1997.

•	Portfolio manager and specialized in European equities.

•	He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

•	Completed a commercial apprenticeship.

Désirée Müller, Portfolio Manager, GAM.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in October 2011.

•	Junior portfolio manager in the Equities Europe team.

•	Previously she was a Junior Portfolio Manager for Credit Suisse and worked in the Credit Suisse Private Banking group.

•	Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli, Portfolio Manager, GAM.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in October 2007.

•	Portfolio manager focused on fixed income securities.

•
Between 2006 and 2007 she was a portfolio manager at Clariden Leu.  Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners).  She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

•	Master, University of St. Gallen.

Matthias Wildhaber, Portfolio Manager, GAM.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2014.
•	Joined GAM in August 2000.

•	Portfolio manager focused on fixed income securities.

•
Previously, he spent several years at Julius Baer Investment Funds Services Ltd.  His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

•	Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

Henderson Alternative Investment Advisor Limited

Graham Kitchen, CFA, Head of Equities, Henderson.  Portfolio Manager of a sleeve of the Fund.  Began managing the Fund in 2013.
•	Joined Henderson in 2005.

•	Prior to joining Henderson, was Head of UK Equities at Threadneedle and Co-Head of Investment at Invesco Asset Management.

•	BA, Lancaster University; Masters degree in Modern History, Oxford University.
_____________________________

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Brian E. Binder(2) (1972) President and Chief Executive Officer, 2013-present
Managing Director(3) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly:  Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director(3), Deutsche Asset & Wealth Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset & Wealth Management
Caroline Pearson(5) (1962) Chief Legal Officer, 2010-present	Managing Director(3), Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow(4) (1970) Vice President, 2012-present	Director(3), Deutsche Asset & Wealth Management
Hepsen Uzcan(5) (1974) Assistant Secretary, 2013-present	Director(3), Deutsche Asset & Wealth Management

Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management
Jack Clark(5) (1967) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management
Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(3), Deutsche Asset & Wealth Management

Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present	Managing Director(3), Deutsche Asset & Wealth Management
Wayne Salit(4) (1967) Anti-Money Laundering Compliance Officer, 2014-present	Director(3), Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)

________________________________________
(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.
(2) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(3) Executive title, not a board directorship.
(4) Address:  60 Wall Street, New York, New York 10005.
(5) Address: One Beacon Street, Boston, Massachusetts 02108.

EXHIBIT D

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below.  In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
Deutsche Diversified Market Neutral Fund	1.25% on first $1 billion 1.20%% on next $1 billion 1.15% on next $1 billion 1.10% thereafter	$ 4,745,267	$ 0

As of July 1, 2014, the Fund has sub-advisory agreements with two sub-advisers (Henderson Alternative Investment Advisor Limited (“Henderson”) and GAM).  For all services provided under the sub-advisory agreements, DIMA pays each sub-adviser a monthly fee based on the average daily net assets overseen by the sub-adviser.  The following sets forth the aggregate annual sub-advisory fee rate applicable to the current sub-advisers and the aggregate amount of sub-advisory fees paid by DIMA to all sub-advisers during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Aggregate Sub-Advisory Fee Rate	Aggregate Amount of Sub-Advisory Fees Paid to All Sub-Advisers in Fiscal Year Ended August 31, 2013*
Deutsche Diversified Market Neutral Fund	0.70% of average daily net assets on first $50 million 0.65% of average daily net assets on next $50 million 0.55% of average daily net assets thereafter	$ 1,681,244

*Sub-advisory fees paid during the most recently completed fiscal year of the Fund represent fees paid to QS Investors, LLC (through July 18, 2013), Pyramis Global Advisors, LLC (beginning July 19, 2013) and Henderson Alternative Investment Advisor Limited (beginning July 19, 2013).  No sub-advisory fees were paid to GAM during the Fund’s most recently completed fiscal year.

EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended August 31, 2013.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended August 31, 2013 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).  These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 23,306	$ 0
DWS Investments Service Company (now, DeAWM Service Company)	Transfer Agent	$ 74,227	$ 57,869
DWS Investments Distributors, Inc. (now, DeAWM Distributors, Inc.)	Distributor	$ 310,021	$ 4,888

EXHIBIT F

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%.  The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year ended August 31, 2013.

Fund	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
Deutsche Diversified Market Neutral Fund	$ 379,621	$ 0

EXHIBIT G

Shares Outstanding as of August 5, 2014

Deutsche Diversified Market Neutral Fund

Class                                           Shares Outstanding

Class A
Class C
Class INST
Class S

EXHIBIT H

5% SHAREHOLDERS
(as of August 5, 2014)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Deutsche Diversified Market Neutral Fund

Class	Name and Address of Investor	Shares	Percentage

DEUTSCHE DIVERSIFIED MARKET NEUTRAL FUND,
a series of DEUTSCHE MARKET TRUST

345 Park Avenue, New York, New York 10154
Telephone:  1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to Deutsche Diversified Market Neutral Fund (formerly DWS Diversified Market Neutral Fund), a series of Deutsche Market Trust (formerly, DWS Market Trust) (the “Fund”).  We encourage you to access and review all of the information contained in the Information Statement.  The Information Statement is purely for informational purposes.  You are not being asked to vote or take action on any matter.

The following information is available to be viewed:  Information Statement dated August 15, 2014

The Information Statement provides details of the recent addition of a sub-adviser for the Fund.  The Board of Trustees of the Fund (the “Board”) approved a new sub-advisory agreement on behalf of the Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and GAM International Management Limited (“GAM”).  GAM became a sub-adviser to the Fund effective June 1, 2014 and assumed day-to-day management for a portion of the assets of the Fund on June 16, 2014.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisers to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisers, each without obtaining shareholder approval.  Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisers within 90 days of the hiring of a new sub-adviser.  The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least November 30, 2014: https://www.deutschefunds.com/EN/resources/for-investors.jsp.  A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one.  There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any stockholder at the household.  If paper copies of the Information Statement are requested, we will send only one Information Statement to stockholders who share an address.  If you would like to receive additional copies of the Information statement please contact the Fund at 800-728-3337 or write to the Fund at 345 Park Avenue, New York, NY 10154.